UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

United Community Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

N/A

2)	Aggregate number of securities to which transaction applies:

N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

4)	Proposed maximum aggregate value of transaction:

N/A

5)	Total Fee paid:

N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

N/A

2)	Form, Schedule or Registration Statement No.:

N/A

3)	Filing Party:

N/A

4)	Date Filed:

N/A

[UNITED COMMUNITY BANCORP LOGO]

October 5, 2006

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of United Community Bancorp. We will hold the meeting at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, on November 16, 2006, at 9:30 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Clark, Schaefer, Hackett & Co., the Company’s independent registered accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card OR vote by Internet or by telephone. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card OR voted by Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

/s/ William F. Ritzmann
William F. Ritzmann
President and Chief Executive Officer

United Community Bancorp

92 Walnut Street

Lawrenceburg, Indiana 47025

(812) 537-4822

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:30 a.m., local time, on Thursday, November 16, 2006.

PLACE	Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana.

ITEMS OF BUSINESS	(1)	The election of five directors of the Company;

	(2)	The approval of the United Community Bancorp 2006 Equity Incentive Plan;

	(3)	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants for the Company for the fiscal year ending June 30, 2007; and

	(4)	Such other matters as may properly come before the annual meeting or any postponements or adjournments of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on September 28, 2006.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card. You also may vote by Internet or by telephone by following the instructions on the enclosed proxy card. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/ Elmer G. McLaughlin
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

UNITED COMMUNITY BANCORP

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Community Bancorp (“United Community” or the “Company”) to be used at the annual meeting of stockholders of the Company. United Community is the holding company for United Community Bank (the “Bank”) and the majority-owned subsidiary of United Community MHC. The annual meeting will be held at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, on November 16, 2006, at 9:30 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about October 5, 2006 to stockholders of record.

General Information About Voting

Who Can Vote at the Meeting

You are entitled to vote your shares of United Community common stock only if the records of the Company show that you held your shares as of the close of business on September 28, 2006. As of the close of business on September 28, 2006, a total of 8,464,000 shares of United Community common stock were outstanding, including 4,655,200 shares of common stock held by United Community MHC. Each share of common stock has one vote. The Company’s Charter provides that, until March 30, 2011, record holders of the Company’s common stock, other than United Community MHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Vote By United Community MHC

United Community MHC, owns 55% of the outstanding shares of common stock of United Community as of September 28, 2006. All shares of common stock owned by United Community MHC will be voted in accordance with the instructions of the Board of Directors of United Community MHC, the members of which are identical to the members of the Board of Directors of United Community. United Community MHC is expected to vote such shares “FOR” each nominee for election as a director and “FOR” each other proposal.

Attending the Meeting

If you are a beneficial owner of United Community common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of United Community common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

The Company’s Board of Directors consists of 12 members. At this year’s annual meeting, stockholders will elect four directors to serve a term of three years and one director to serve for a term of two years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected as directors up to the maximum number of directors to be elected at the annual meeting. At the annual meeting, the maximum number of directors to be elected is five. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting on the United Community Bancorp 2006 Equity Incentive Plan (the “2006 Plan”), you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting, including the shares held by United Community MHC (“Vote Standard A”), and the affirmative vote of a majority of the votes eligible to be cast at the annual meeting, excluding the shares held by United Community MHC (“Vote Standard B”). For Vote Standards A and B, abstentions and broker non-votes will have the same effect as a negative vote.

In voting on the ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This proposal will be decided by the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote. On this matter abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.

Because United Community MHC owns more than 50% of United Community’s outstanding shares, the votes it casts will ensure the presence of a quorum and control the outcome of the vote on Proposal 1 (Election of Directors) and Proposal 3 (Ratification of Appointment of Independent Registered Public Accountants). See “Vote by United Community MHC” above.

Voting by Proxy

The Board of Directors of United Community is sending you this proxy statement for the purpose of requesting that you allow your shares of United Community common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of United Community common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote:

•	“FOR” all of the nominees for director;

•	“FOR” approval of the United Community Bancorp 2006 Equity Incentive Plan; and

•	“FOR” ratification of Clark, Schaefer, Hackett & Co. as independent registered public accountants.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your United Community common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail, the Internet or telephone. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your United Community common stock is held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the enclosed proxy card. The deadline for voting by telephone or via the Internet is 11:59 p.m., Central time, on November 14, 2006.

If you have any questions about voting, please contact our proxy solicitor, Georgeson Shareholder, at (866) 277-0249.

Participants in the Bank’s ESOP or 401(k) Plan

If you participate in the United Community Bancorp Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction card that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. In the event no shares have yet been allocated under the ESOP, each participant will be deemed to have been allocated one share for the purpose of providing voting instructions to the ESOP trustee. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the voting of the shares in the United Community Bancorp Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is November 9, 2006.

Corporate Governance

General

United Community periodically reviews its corporate governance policies and procedures to ensure that United Community meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern United Community’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for United Community.

Corporate Governance Policies and Procedures

United Community has adopted a corporate governance policy to govern certain activities, including:

(1)	the duties and responsibilities of each director;

(2)	the composition, responsibilities and operation of the Board of Directors;

(3)	the establishment and operation of Board committees;

(4)	succession planning;

(5)	convening executive sessions of independent directors;

(6)	the Board of Directors’ interaction with management and third parties; and

(7)	the evaluation of the performance of the Board of Directors and of the chief executive officer.

Code of Ethics and Business Conduct

United Community has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Meetings of the Board of Directors

The Company and the Bank conduct business through meetings and activities of their respective Board of Directors and their respective committees. During the year ended June 30, 2006, the Board of Directors of the Company, which was formed on March 30, 2006, met two times and the Board of Directors of the Bank met 26 times. No director attended fewer than 75% of the total meetings of the Company’s and the Bank’s respective Board of Directors and the committees on which such director served.

Committees of the Board of Directors of United Community

The following table identifies our standing committees and their members as of September 28, 2006. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.

Director	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
William F. Ritzmann
Ralph B. Sprecher	X		X
Robert J. Ewbank
William S. Gehring		X*
Jerry W. Hacker		X
Elmer G. McLaughlin
Anthony C. Meyer			X*
Henry G. Nanz	X		X
G. Michael Seitz			X
Eugene B. Seitz, II		X	X
Richard C. Strzynski	X*
Frank E. Weismiller, Jr.	X		X
Number of Meetings in Fiscal 2006	1	0	1

*	Chairman

Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for reviewing the following: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company’s independent registered public accounting firm; the Company’s compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications and independence; the performance of the Company’s internal audit functions, its independent registered public accounting firm and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board has established; the Company’s auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement. This committee meets periodically with the independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that

Mr. Strzynski is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was included as Appendix A to this proxy statement. A detailed list of the Audit Committee’s functions is included in its charter. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Proposal 3–Ratification of Independent Registered Public Accountants–Report of Audit Committee.”

Compensation Committee. The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. The Compensation Committee operates under a written charter. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Compensation Committee Report on Executive Compensation.”

Nominating and Corporate Governance Committee. The committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to United Community and monitoring compliance with these policies and guidelines. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board’s performance and recommends director candidates for each committee for appointment by the Board. Due to the timing of the Company’s reorganization and minority stock offering, the committee did not meet during the fiscal year ended June 30, 2006. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors. A copy of the charter is included as Appendix B to this proxy statement. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating and Corporate Governance Committee Procedures.”

Attendance at the Annual Meeting

This meeting will be the Company’s first annual meeting of stockholders. The Board of Directors encourages each director to attend the annual meeting of stockholders.

Directors’ Compensation

Cash Retainer and Meeting Fees for Non-Employee Directors. Each non-employee director of the Bank receives $14,800 annually for service on the Board and $5,200 for service on committees of the Board. Additionally, Messrs. Sprecher and Nanz each receive $4,900 annually for service as Chairman and Immediate Past Chairman of the Board, respectively. Mr. Weismiller receives $4,000 annually for service as Vice Chairman of the Board, Mr. G. Michael Seitz receives $3,500 annually for service as Secretary of the Board and Mr. Eugene Seitz receives $1,250 annually for service as Assistant Secretary of the Board. Non-employee directors receive a $5,000 annual retainer for their service on the Board of Directors of United Community. Directors do not receive any fees for their service on the board of directors of United Community MHC. Employee directors do not receive any retainers or fees for their services on the Boards of Directors.

Directors Retirement Plan. The Bank currently sponsors a Directors Retirement Plan. Directors Nanz, Weismiller, G. Michael Seitz, Gehring, Meyer, Sprecher, Hacker, Strzynski, Ewbank and E.B. Seitz currently participate in the plan. Under the plan, a non-employee director who has completed at least three years of service and has attained the designated “benefit age” (ranging from age 72 to age 80 years and 9 months) set forth in an individual agreement under the plan may receive a retirement benefit of $20,000 per year for ten years, payable in monthly installments for a total of 120 months. A participating director may also receive an early retirement benefit upon termination of service following completion of at least three years of service and attainment of age 65. The early retirement benefit equals $10,000 per year for ten years upon retirement after age 65 but before age 68, or $15,000 per year for ten years upon retirement after age 68 but before the designated benefit age. Upon the death of a participating director before completion of the applicable benefit payments, the Bank will pay any remaining benefits to the director’s designated beneficiary. Upon termination of service in connection with a change in control, a participating director becomes entitled to the same retirement benefit the director would have received if he remained in service until reaching the benefit age, payable over a ten-year period. The plan also provides that the Board may approve a disability benefit equal to the actuarially-determined annuitized value of a director’s benefit under the plan upon a termination of service due to disability. In addition to the above benefits, the plan provides the director’s beneficiary with a separate lump sum benefit of $10,000 for the payment of funeral expenses. In consideration for the benefits provided under the plan and outlined above, participating directors agree not to engage in certain competitive business activities while serving on the board or following termination of service for reasons other than a change in control. No benefits are payable under the plan upon a termination of service for cause.

Director Emeritus Designation. The Board of Directors of the Bank has also established a policy under which a director may be designated by the Board as a director emeritus upon termination of service (other than for cause), attainment of age 72, and subject to the director’s agreement to provide advisory services and attend a minimum of three Board meetings per year. Provided the director emeritus is not receiving benefits under the Directors Retirement Plan discussed above, he or she is entitled to a $20,000 annual fee. Directors emeriti may also participate in the medical and health benefit coverage provided to non-employee directors of the Bank. Upon the death of a director emeritus, the surviving spouse may continue to receive medical and health benefits by reimbursing the Bank for the coverage costs until the earliest of the termination of such insurance by the Bank, eligibility for benefits under another insurance plan, or remarriage. No directors currently serve in a director emeritus capacity.

Stock Ownership

The following table provides information as of September 28, 2006 about the persons and entities known to United Community to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)
United Community MHC 92 Walnut Street Lawrenceburg, Indiana 47025	4,655,200	(2)	55.0%

(1)	Based on 8,464,000 shares of the Company’s common stock outstanding and entitled to vote as of September 28, 2006.

(2)	Acquired in connection with the Company’s minority stock offering, which was completed on March 30, 2006. The members of the Board of Directors of United Community and the Bank also constitute the Board of Directors of United Community MHC.

The following table provides information as of September 28, 2006 about the shares of United Community common stock that may be considered to be beneficially owned by each director, nominee for director, named executive officers listed in the Summary Compensation Table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned	Percent of Common Stock Outstanding (1)
William F. Ritzmann	40,593(2)(3)	*
Ralph B. Sprecher	27,000(4)	*
Robert J. Ewbank	50,000(5)	*
William S. Gehring	5,100(6)	*
Jerry W. Hacker	30,000(7)	*
Elmer G. McLaughlin	33,036(2)(8)	*
Anthony C. Meyer	15,000	*
Henry G. Nanz	30,000(9)	*
G. Michael Seitz	35,000	*
Eugene B. Seitz, II	30,000(10)	*
Richard C. Strzynski	30,000(11)	*
Frank E. Weismiller, Jr.	60,000	*
Vicki A. March	22,265	*
James W. Kittle	26,958(2)(12)	*
W. Michael McLaughlin	26,368(2)(13)	*
All directors and executive officers as a group (16 persons)	411,880	4.87%

*	Less than 1.0%.

(1)	Based on 8,464,000 shares of the Company’s common stock outstanding and entitled to vote as of September 28, 2006.

(2)	Includes shares held in the reporting person’s 401(k) Plan accounts as follows: Mr. Ritzmann, 10,522 shares; Mr. Elmer G. McLaughlin, 23,036 shares; Mr. Kittle, 6,213 shares; and Mr. W. Michael McLaughlin, 14,669 shares. These amounts reflect ownership units in the employer stock fund of the 401(k) Plan, which consists of both issuer stock and a reserve of cash. The actual number of shares held by the individual may vary when such units are actually converted into shares upon distribution of the units to the individual.

(3)	Includes 14,783 shares held in his individual retirement account.

(4)	Includes 20,000 shares held in Mr. Sprecher’s individual retirement account.

(5)	Includes 5,300 shares held by Mr. Ewbank’s spouse and 29,700 shares held by one corporation controlled by Mr. Ewbank.

(6)	Includes 100 shares held in one custodian account.

(7)	Includes 9,000 shares held in Mr. Hacker’s individual retirement account and 6,000 shares held in his spouse’s individual retirement account.

(8)	Includes 10,000 shares held jointly with his spouse.

(9)	Includes 15,000 shares held by Mr. Nanz’s spouse.

(10)	Includes 5,000 shares held in Mr. Seitz’s individual retirement account and includes 5,000, 5,000 and 5,000 shares, respectively, held in three custodian accounts for his children.

(11)	Includes 15,000 shares held by Mr. Strzynski’s spouse.

(12)	Includes 745 shares held in his individual retirement account and 1,850 shares held in his spouse’s individual retirement account.

(13)	Includes 1,500 shares held in his individual retirement account, 3,350 shares held by his spouse and 5,550 shares held in his spouse’s individual retirement account.

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of 12 members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except for Mr. Ritzmann, President and Chief Executive Officer of United Community and United Community Bank, Mr. McLaughlin, Executive Vice President, Chief Operating Officer and Corporate Secretary of United Community and United Community Bank and Mr. Ewbank. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year are Messrs. Gehring, Hacker, Meyer, Sprecher and Weismiller, each of whom is currently a director of United Community and the Bank. Except for Mr. Weismiller, who is nominated to serve for a two-year term or until his successor has been elected and qualified, all other nominees have been nominated to serve for a three-year term or until their respective successors have been elected and qualified. In order to eliminate the vacancy created by the passing of Director Larry L. Miller on August 30, 2006, the Board of Directors reduced the number of directors comprising the Board from 13 to 12. Director Miller served in the class of director serving until 2008. To make the three classes of directors equal in number as required by the Bylaws, the Board has nominated Director Weismiller for election to serve for a two-year term to replace Director Miller in the class of directors serving until 2008.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of all nominees.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of June 30, 2006.

Board Nominees for Election of Directors

The following individuals have been nominated for a three-year term ending in 2009:

William S. Gehring is a retired postmaster of Lawrenceburg, Indiana. Age 78. Director since 1981 (including term as a director of Perpetual Federal Savings and Loan Association).

Jerry W. Hacker served as the owner and President of Dee’s Delights, Inc., a miniatures wholesaling company from 1983 until 2006. He is now retired. Age 63. Director since 1987 (including term as a director of Perpetual Federal Savings and Loan Association).

Anthony C. Meyer has been a senior judge for the State of Indiana since 1999. Age 73. Director since 1987 (including term as a director of Progressive Federal Savings Bank).

Ralph B. Sprecher is Chairman of the Board. He previously was the Vice President of Midwest Operations for Joseph E. Seagram, a beverage distribution company, and is now retired. Age 65. Director since 1993 (including term as a director of Perpetual Federal Savings and Loan Association).

The following individual has been nominated for a two-year term ending in 2008:

Frank E. Weismiller, Jr. is Vice-Chairman of the Board and was the Chairman of Dearborn Gravel Company, Inc., a concrete, sand and gravel distribution company, and is now retired. Age 78. Director since 1969 (including term as a director of Progressive Federal Savings Bank).

Directors Continuing in Office

The following directors have terms ending in 2007:

Eugene B. Seitz, II is an officer and co-owner of Seitz Agency, Inc., an insurance agency. Mr. Seitz also serves as Assistant Secretary of the Board of Directors. Mr. Seitz’s brother, George M. Seitz, II, also serves on the Board of Directors and Mr. Seitz’s cousin, James W. Kittle, is a Senior Vice President of Lending with the Bank. Age 49. Director since 1995 (including term as a director of Perpetual Federal Savings and Loan Association).

G. Michael Seitz is an officer and co-owner of Seitz Agency, Inc., an insurance agency. Mr. Seitz also serves as Secretary of the Board of Directors. Mr. Seitz’s brother, Eugene B. Seitz, II also serves on the Board of Directors and Mr. Seitz’s cousin, James W. Kittle, is a Senior Vice President of Lending with the Bank. Age 58. Director since 1971 (including term as a director of Progressive Federal Savings Bank).

Elmer G. McLaughlin has served as Executive Vice President and Chief Operating Officer of the Bank since the merger of Perpetual Federal and Progressive Federal to form United Community Bank on April 12, 1999. Before the merger, Mr. McLaughlin served for nine years as President, and 19 years as a director, of Perpetual Federal Savings and Loan Association, and was Executive Vice President and head of Operations and senior loan officer of Perpetual Federal from 1978 until 1990. Mr. McLaughlin is the brother of W. Michael McLaughlin, a Senior Vice President of Operations at the Bank. Age 54. Director since 1980 (including term as a director of Perpetual Federal Savings and Loan Association).

Richard C. Strzynski has been a self-employed certified public accountant in Aurora, Indiana, since 1979. Age 58. Director since 1993 (including term as a director of Progressive Federal Savings Bank).

The following directors have terms ending in 2008:

William F. Ritzmann has served as President and Chief Executive Officer of the Bank since the merger of Perpetual Federal and Progressive Federal to form United Community Bank on April 12, 1999. Before the merger, Mr. Ritzmann served for 23 years as director, President and Managing Officer of Progressive Federal Savings Bank. Age 58. Director since 1975 (including term as a director of Progressive Federal Savings Bank).

Robert J. Ewbank has been a partner in the Lawrenceburg, Indiana, law firm of Ewbank, Kramer & Dornette LLP since 1978. Age 57. Director since 1984 (including term as a director of Progressive Federal Savings Bank).

Henry G. Nanz is a former partner in SPARC Realty, a real estate development company, in Greendale, Indiana, and is now retired. Mr. Nanz is also the former owner of Trade & Industrial Supply, Inc., a wholesale industrial supply and equipment company. Age 79. Director since 1969 (including term as a director of Perpetual Federal Savings and Loan Association).

Proposal 2 — Approval of the United Community Bancorp 2006 Equity Incentive Plan

On September 14, 2006, the Board of Directors adopted, subject to stockholder approval at the annual meeting, the United Community Bancorp 2006 Equity Incentive Plan (the “2006 Plan”). The 2006 Plan will become effective as of the date it is approved by the stockholders.

The Board of Directors has reserved a total of 580,630 shares of common stock for issuance upon the grant or exercise of awards pursuant to the 2006 Plan. All of the Company’s employees, officers, and directors are eligible to participate in the 2006 Plan. A summary of the 2006 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2006 Plan, which is attached to this proxy statement as Appendix C.

Summary of the 2006 Plan

Purpose. The purpose of the 2006 Plan is to promote the Company’s success by linking the personal interests of its employees, officers and directors to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2006 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture.

Shares Available for Awards. Subject to adjustment as provided in the 2006 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2006 Plan is 580,630. Except for shares retained or surrendered to satisfy tax withholding obligations, only shares actually issued under the 2006 Plan count against the total number of shares available under the 2006 Plan. Of the total shares available under the 2006 Plan, 414,736 may be issued in connection with the exercise of stock options and 165,894 may be issued as restricted stock.

Limitations on Awards. The maximum number of shares of Company common stock that may be covered by options granted under the 2006 Plan to any one person during any one calendar year is 103,684.

Administration. The 2006 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2006 Plan; and make all other decisions and determinations that may be required under the 2006 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. The Compensation Committee may permit other transfers, however, where it concludes that a transfer will not result in accelerated taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless otherwise provided in an award agreement, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully vested and exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change of control of the Company, as defined in the 2006 Plan. All awards will also vest and become immediately exercisable upon a change in control.

Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the share authorization limits under the 2006 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2006 Plan will be adjusted proportionately, and the Compensation Committee will adjust the 2006 Plan and outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The Board of Directors may, at any time and from time to time, terminate or amend the 2006 Plan. An amendment to the 2006 Plan will be subject to stockholder approval if the amendment would materially increase the number of shares of stock issuable under the 2006 Plan, expand the types of awards provided under the 2006 Plan, materially expand the class of participants eligible to participate in the 2006 Plan, materially extend the term of the 2006 Plan, or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2006 Plan may adversely affect any award previously granted under the 2006 Plan without the written consent of the participant.

The Compensation Committee may amend or terminate outstanding awards; however, such actions may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the anti-dilution provisions of the 2006 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Regulatory Restrictions

Under the 2006 Plan, the Compensation Committee may not grant options and restricted stock to any one individual for shares that would exceed 25% of the shares reserved for each type of award. The Compensation Committee may not grant options and restricted stock to any non-employee individual director for shares that would exceed 5% of the shares received for each type of award. The Compensation Committee may not grant, in the aggregate, to non-employee directors options and restricted stock that would exceed 30% of the shares reserved for each type of award. All awards must vest over a period of time no more rapidly than 20% per year commencing on the first anniversary of the date of grant, however, awards may fully vest upon death or disability of an award recipient or upon a change in control. These provisions comply with the rules and regulations issued by the Office of Thrift Supervision.

Certain Federal Income Tax Effects

Non-statutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the 2006 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Benefits to Named Executive Officers and Others

Awards, if any, will be granted under the 2006 Plan only after the 2006 Plan is approved by stockholders. All awards under the 2006 Plan will be made at the discretion of the Compensation Committee or under delegated authority. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2006 Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the 2006 Plan had been in effect.

Equity Compensation Plan Information as of June 30, 2006

United Community Bancorp does not maintain any equity compensation plans under which its common stock may be issued upon exercise of options, warrants or rights as of June 30, 2006.

The Board of Directors recommends that you vote “FOR” approval of the United Community Bancorp 2006 Equity Incentive Plan.

Proposal 3 — Ratification of Independent Registered Public Accountants

The Audit Committee of the Company’s Board of Directors has appointed Clark, Schaefer, Hackett & Co. to be its independent registered public accountants for the 2007 fiscal year, subject to ratification by stockholders. A representative of Clark, Schaefer, Hackett & Co. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee of the Company’s Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ended June 30, 2006 and 2005 by Clark, Schaefer, Hackett & Co.:

	2006	2005
Audit fees(1)	$124,430	$45,425
Audit related fees(2)	128,300	12,220
Tax fees(3)	10,000	4,835
All other fees	—	—

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements and the review of the financial statements included in Quarterly Reports on Form 10-Q.

(2)	For 2006, represents fees related to the Company’s minority stock offering and related securities registration statement.

(3)	Consists of fees for tax return preparation, planning and tax advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

During the year ended June 30, 2006, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication With Audit Committees”), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard

No. 1 (“Independence Discussions With Audit Committees”) and has discussed with the independent registered public accounting firm its independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with representatives of the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm.

The Audit Committee

Henry G. Nanz

Ralph B. Sprecher

Richard C. Strzynski, Chairman

Frank E. Weismiller

Executive Compensation

Summary Compensation Table

The following information is provided for our President and Chief Executive Officer and the next four most highly compensated executive officers of United Community Bancorp and United Community Bank. These persons are sometimes referred to in this proxy statement as the “named executive officers.”

	Annual Compensation (1)			All Other Compensation (3)
Name and Position	Year	Salary	Bonus (2)
William F. Ritzmann President and Chief Executive Officer	2006 2005 2004	$129,464 119,710 116,223	$33,905 28,505 25,686	$121,146 63,709 56,571

Elmer G. McLaughlin Executive Vice President, Chief Operating Officer and Corporate Secretary	2006 2005 2004	$114,385 108,127 104,978	$31,593 25,747 23,199	$ 75,544 37,380 33,313

James W. Kittle Senior Vice President, Lending	2006 2005 2004	$ 89,407 86,803 84,275	$20,334 20,669 23,495	$ 38,299 16,830 16,764

Vicki A. March Senior Vice President, Chief Financial Officer and Treasurer	2006 2005 2004	$ 86,451 83,933 81,488	$25,261 19,986 18,008	$ 42,509 19,733 19,149

W. Michael McLaughlin Senior Vice President, Operations	2006 2005 2004	$ 86,451 83,933 81,488	$19,761 19,986 17,488	$ 31,662 15,611 13,747

(1)	Does not include the aggregate amount of perquisites or other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(2)	For Messrs. Ritzmann, Elmer G. McLaughlin, Kittle and W. Michael McLaughlin and for Ms. March, the 2006 amount consists of $10,025, $9,055, $7,269, $7,029 and $7,029, respectively, under the Bank’s cash profit sharing plan and $23,880, $22,537, $13,065, $12,732 and $18,232, respectively, under the Bank’s cash bonus plan.

(3)	For Messrs. Ritzmann, Elmer G. McLaughlin, Kittle and W. Michael McLaughlin and Ms. March, the 2006 amount consists of supplemental executive retirement plan contributions of $112,115, $67,151, $30,535, $25,632 and $34,191, respectively, matching contributions under the Bank’s 401(k) Plan of $7,947, $7,813, $7,438, $5,718 and $7,839, respectively, and $1,084, $580, $326, $312 and $479, respectively, for employer contributions toward supplemental group term life insurance coverage.

Employment Agreements

United Community and the Bank are both parties to substantially similar employment agreements with Messrs. Ritzmann and Elmer G. McLaughlin and Ms. March. The Bank also has entered into employment agreements with Messrs. Kittle and W. Michael McLaughlin. The employment agreements with Messrs. Ritzmann and Elmer G. McLaughlin each provide for a three-year term, and the employment agreements with Messrs. Kittle and W. Michael McLaughlin and Ms. March each have a two-year term. The employment agreements may be renewed on an annual basis by the respective Boards of Directors. The employment agreements establish base salaries of $137,300, $117,802, $92,089, $89,045 and $89,045 for Messrs. Ritzmann, Elmer G. McLaughlin, Kittle, W. Michael McLaughlin and

Ms. March, respectively. The Boards of Directors review the executives’ base salaries each year in order to consider any appropriate changes. In addition to base salary, the employment agreements provide for, among other things, participation in stock-based benefit plans and fringe benefits.

The employment agreements provide that United Community or the Bank may terminate an executive’s employment for cause, as described in the employment agreements, at any time, with no further benefits payable following such termination. If United Community or the Bank terminates an executive’s employment for reasons other than for cause or upon a change in control, the executive or, upon his or her death, his or her beneficiary, will receive a payment equivalent to his or her base salary for the remaining term of the agreement, plus the value of the cash bonus paid to the executive during the 12-month period preceding termination of employment. The executives will also receive continued health, life, disability and other benefits through the earlier of the agreement expiration date or coverage by another employer. Upon the executive’s death during the agreement term, the agreement will automatically expire and the executive’s estate will receive a payment equivalent to three months’ continued base salary.

Upon the executive’s involuntary termination or constructive termination (i.e., a voluntary termination with “good reason,” under circumstances outlined in the agreement) within one year following a change in control, the executive would receive an amount equal to the product of 2.99 and the executive’s “base amount” as defined under Code Section 280G. Under Code Section 280G, the base amount equals the executive’s average annual taxable compensation over the five years preceding termination of employment (or years of employment, if the executive is employed for a lesser period of time). The executive also receives continued coverage under all health, life, disability and other benefit plans until the earlier of the expiration of the agreement term or the date the executive becomes covered under another employer’s benefit plans.

Code Section 280G, as discussed above, provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct this amount. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Code Section 280G. In addition, upon termination of employment for any reason other than in connection with a change in control, the executives agree not to compete with United Community or the Bank for the remaining term of the agreement.

United Community or the Bank will pay or reimburse the executive for reasonable costs and legal fees resulting from any dispute or question of interpretation relating to his employment agreement, provided the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that United Community or the Bank will indemnify the executives to the fullest extent legally allowable. For Messrs. Ritzmann, Elmer G. McLaughlin and Ms. March, amounts due under the employment agreements may be paid by either United Community or the Bank, but they will not receive duplicative payments under both agreements.

Executive Supplemental Retirement Income Agreements

The Bank has entered in Executive Supplemental Retirement Income Agreements (“SERPs”) with Messrs. Ritzmann, Elmer G. McLaughlin, Kittle and W. Michael McLaughlin and Ms. March. Benefits contemplated by the agreements may be funded through individual secular grantor trust agreements or through a “rabbi” trust established by the Bank. The Bank makes contributions annually to the secular grantor trust on behalf of SERP participants. After withholding taxes on these contributions, the remaining amounts are used to purchase life insurance or other investment vehicles to fund the payment of the applicable SERP benefits. If a participant exercises withdrawal rights with respect to the Bank contributions made to the secular grantor trust, the Bank continues to accrue “phantom” contributions to the grantor trust, but makes no further contributions to the secular trust on the participant’s behalf. Upon termination of employment after age 65, SERP participants receive an annual supplemental retirement benefit. The annual benefit amounts are $65,908 for Mr. Ritzmann, $62,585 for Elmer G. McLaughlin, $52,076 for Mr. Kittle, $47,672 for W. Michael McLaughlin and $50,264 for Ms. March, payable over a period of 180 months. Upon termination of employment following a change in control (regardless of age), participants become entitled to the full supplemental retirement benefit, commencing at age 65 and payable for 180 months. Upon termination due to disability, participants receive the accrued balance of the grantor trust as of their termination date in a lump sum payment. Upon voluntary termination, the Bank makes no further contributions to the grantor trust, and the participant receives the accrued balance of the grantor trust as of termination over the payout period of 180 months, beginning at age 65. In the event of the participant’s death, the designated beneficiary receives the supplemental retirement benefit (or any remaining payments) as well as an additional lump sum benefit of $10,000 for the payment of funeral expenses. Upon termination for cause, the Bank makes no further contributions to the grantor trust, and the participant receives the accrued balance held in the grantor trust upon the earlier of death or age 65. In consideration for the payments described above, participants agree not to engage in certain competitive business activities during and after their employment with the Bank (except following termination in connection with a change in control).

Supplemental Executive Retirement Plan

The Bank has implemented a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to its employee stock ownership plan and the Bank’s 401(k) Profit Sharing Plan. Specifically, the plan provides benefits to eligible officers (those designated by the Board of Directors of the Bank) that cannot be provided under the 401(k) Plan or the employee stock ownership plan as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plans, but for the Code limitations. In addition to providing benefits that would otherwise be lost as a result of the Code limitations on tax-qualified plans, the plan also provides supplemental benefits upon a change of control prior to the scheduled repayment of the employee stock ownership plan loan. Generally, upon a change in control, the supplemental executive retirement plan will provide participants with a benefit equal to what they would have received under the employee stock ownership plan, had they remained employed throughout the term of the loan, less the benefits actually provided under the 401(k) Plan on the participant’s behalf prior to the change in control. A participant’s benefits generally become payable upon a change in control of the Bank or United Community. Messrs. Ritzmann and Elmer G. McLaughlin currently participate in the supplemental executive retirement plan.

Employee Severance Compensation Plan

The Bank has adopted the United Community Bank Employee Severance Compensation Plan to provide severance benefits to eligible employees whose employment terminates in connection with a change in control of United Community or the Bank. Employees become eligible for severance benefits under the plan if they have a minimum of one year of service with the Bank and have not entered into employment or change in control agreements with the Bank or United Community. Under the severance plan, if, within 12 months of a change in control, the Bank or United Community or their successors terminate an employee’s employment or if the employee voluntarily terminates employment upon the occurrence of events specified in the severance plan, the employee may receive a severance payment equal to one month of base compensation for each year of service with United Community Bank, up to a maximum payment equal to 199% of the employee’s base compensation.

Compensation Committee Report on Executive Compensation

The following is the report of the Compensation Committee of the Board of Directors of United Community (the “Compensation Committee”) regarding executive compensation. The following discussion addresses compensation information relating to executive officers of United Community and the Bank for the fiscal year ended June 30, 2006.

Compensation Policies

The Compensation Committee bases its executive compensation policy on the same principles that guide United Community in establishing all of its compensation programs. United Community designs programs to attract, retain and motivate highly talented individuals at all levels of the organization while balancing the interests of stockholders. The Bank emphasizes using a competitive base salary and program of retirement benefits as a means of attracting and retaining employees. The Bank maintains a cash profit-sharing program that provides all employees with the opportunity to receive a profit-sharing bonus based upon the performance of the Bank. In the case of officers at the level of Vice President and higher and managers of the Bank, a separate cash bonus may also be awarded based upon Company performance criteria set by the Compensation Committee.

Components of Executive Compensation

Base Salary. Salary levels of all employees, including executive officers, are set so as to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in United Community’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for a given position. The Compensation Committee utilizes the Compensation Survey compiled by the Indiana Bankers Association as well as other surveys prepared by trade groups and independent benefits consultants. Base salaries for executive officers are reviewed annually by the Compensation Committee, which takes into account the competitive level of pay as reflected in the surveys consulted. In setting base salaries, the Compensation Committee also considers a number of factors relating to the particular executive, including individual performance, job responsibilities, level of experience, ability and knowledge of the position. These factors are considered in the aggregate and none of the factors are accorded a specific weight.

Bonus and Participation in Employee Benefit Plans. Compensation for executive officers is also composed of cash bonus and participation in various employee benefit plans, such as the cash profit sharing plan, 401(k) Plan, cash bonus plan and the employee stock ownership plan.

Compensation under the cash bonus plan is based upon company performance criteria set by the Compensation Committee.

Chief Executive Officer Compensation. The Compensation Committee determines the base salary for the Bank’s President and Chief Executive Officer, William F. Ritzmann, in a manner consistent with the base salary guidelines applied for executive officers of the Bank as described above. In general, the Compensation Committee considers the Bank’s financial performance, peer group financial performance and compensation survey data when making decisions regarding the Chief Executive Officer’s compensation, including salary and bonus. In recognition of Mr. Ritzmann’s leadership and contribution to the success of the Company, the Compensation Committee increased Mr. Ritzmann’s base salary as of July 1, 2006 to $137,300 from $123,301 the preceding year. Mr. Ritzmann also participates in the Bank’s employee benefit plans, including the cash profit sharing plan, 401(k) Plan, cash bonus plan and the employee stock ownership plan. In December 2005, Mr. Ritzmann received a bonus of $23,880 under the Company’s cash bonus plan and a cash payment of $10,025 under the Company’s profit sharing plan.

The Compensation Committee

Anthony C. Meyer, Chairman	G. Michael Seitz
Henry G. Nanz	Ralph B. Sprecher
Eugene B. Seitz, III	Frank E. Weismiller, Jr.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of any other entity, one of whose executive officers serves on the Compensation Committee of the Company. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company.

Stock Performance Graph

The following graph compares the cumulative total stockholder return on the Company’s common stock with the cumulative total return on the NASDAQ Composite (U.S. Companies), SNL MHC Thrift Index and the SNL $250M-$500M Thrift Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on March 31, 2006, the initial day of trading of the Company’s common stock.

	Period Ending
Index	03/31/06	04/15/06	04/30/06	05/15/06	05/31/06	06/15/06	06/30/06
United Community Bancorp	100.00	99.91	97.69	99.73	96.19	97.86	96.93
SNL $200M-$500M Bank Index	100.00	99.95	100.68	102.14	102.02	100.99	100.94
SNL Thrift MHC Index	100.00	98.66	100.74	99.20	101.28	102.89	104.15
NASDAQ Composite	100.00	99.43	99.29	95.76	93.24	91.77	92.99

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in United Community common stock during the year ended June 30, 2006.

Transactions with Management

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by United Community to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

The aggregate amount of loans by the Bank to its executive officers and directors was $3.5 million at June 30, 2006, or approximately 5.6% of stockholders’ equity. These loans were performing according to their original terms at June 30, 2006.

Other Transactions

Ewbank Kramer & Dornette LLP of Lawrenceburg, Indiana, of which Robert J. Ewbank is a partner, performs legal services for the Bank. Mr. Ewbank is also President and owner of Ewbank Land Title, Inc., which performs title searches and provides title insurance for loans that the Bank originates. Mr. Ewbank’s wife is the owner of Working Environments, Inc., which provides the Bank with interior design and decorating services for its offices. In fiscal 2006, United Community Bank paid a total of $51,347 in legal fees to Ewbank Kramer & Dornette LLP, $215,204 to Ewbank Land Title, Inc. for title searches and title insurance and $88,709 to Working Environments, Inc. for interior design and decorating services. G. Michael Seitz and Eugene B. Seitz, II are officers and co-owners of Seitz Agency, Inc., an insurance agency to which the Bank paid $7,664 in insurance premiums in fiscal 2006. We believe that the fees paid to Ewbank Kramer & Dornette LLP, Ewbank Land Title, Inc., Working Environments, Inc. and Seitz Agency, Inc. were based on normal terms and conditions as would apply to unaffiliated clients of those firms. There are no other transactions or series of similar transactions between the Bank and any director or executive officer in which the amount involved exceeds $60,000 since the beginning of the Bank’s last fiscal year, or which are currently proposed.

Nominating and Corporate Governance Committee Procedures

General

It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate

Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications

The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

The Nominating and Corporate Governance Committee’s process for identifying and evaluating individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of committee members and other members of the Board of Directors as well as its knowledge of members of the Bank’s local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Submission of Business Proposals and Stockholder Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than June 7, 2007. If next year’s annual meeting is held on a date more than 30 calendar days from November 16, 2007, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, Richard C. Strzynski, at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating and Corporate Governance Committee at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025. Communications to individual directors may be made to such director in writing to such director at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy materials to the beneficial owners of United Community common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company will pay Georgeson Shareholder $5,500, plus expenses, to assist the Company in soliciting proxies.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on September 28, 2006. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended June 30, 2006, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on September 28, 2006 upon written request to Elmer G. McLaughlin, United Community Bancorp, 92 Walnut Street, Lawrenceburg, Indiana 47025.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or by casting your vote via the Internet or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Elmer G. McLaughlin
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary

Lawrenceburg, Indiana

October 5, 2006

Appendix A

UNITED COMMUNITY BANCORP

AUDIT COMMITTEE CHARTER

I.	Purpose

The primary function of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of United Community Bancorp (the “Company”) is to assist the Board in its oversight of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditors. In addition, the Committee shall prepare the report required by the Securities and Exchange Commission rules to be included in the Company’s annual meeting proxy statement.

II.	Organization

The Committee will be comprised of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Committee should be financially literate at the time of appointment, meaning they should have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. The members of the Committee and the Chairperson shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed.

III.	Structure and Meetings

The Committee shall meet four times per year, or more frequently as circumstances may require. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee chairperson shall preside at the meeting and, in consultation with other members of the Committee, will set the frequency and length of each meeting and the agenda of the items to be addressed at each meeting. The Committee chairperson shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV.	Goals and Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties, the Committee shall:

1.	Provide an open avenue of communication between management, the independent auditor and the Board.

2.	Meet with the independent auditors and management at least quarterly to review the Company’s financial statements. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Committee to meet in closed session with these parties.

3.	Review all significant risks or exposures to the Company found during audits performed by the independent auditor and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

4.	Review recommendations from the independent auditor regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

5.	Following each meeting of the Committee, the chairperson of the committee will submit a record of the meeting to the Board, including any recommendations that the Committee may deem appropriate.

6.	Ensure that the independent auditor discusses with the Committee their judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

7.	Review the Company’s audited annual financial statements and the independent auditor’s opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

8.	Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to shareholders.

9.	Review with management, the independent auditor and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

10.	Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

11.	Generally discuss earnings press releases and financial information, as well as earnings guidance provided to analysts and rating agencies.

12.	Select the independent auditor, considering independence and effectiveness, and be ultimately responsible for their compensation, retention and oversight (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Committee. The Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor’s professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

13.	Review the performance of and scope of work performed by the independent auditor.

14.	Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

15.	Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

16.	Set clear hiring policies for hiring employees or former employees of the independent auditors.

17.	Review and approve all related-party transactions.

V.	Performance Evaluation and Disclosure Obligations

In addition to the responsibilities presented above, the Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Committee. Further, the Committee will disclose in each annual meeting proxy statement to its shareholders a copy of the Charter once every three years.

VI.	Audit Committee Resources

The Committee shall be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties. In connection therewith, the Committee shall be provided appropriate funding, as determined by the Committee, for payment to such counsel and other advisors. In addition, the Committee shall be provided funding for ordinary administrative expenses of the Committee.

Appendix B

UNITED COMMUNITY BANCORP

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Purpose

The primary objectives of the Nominating and Governance Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of United Community Bancorp (the “Company”) by: (i) identifying individuals qualified to become Board members and recommending a group of director nominees for election at each annual meeting of the Company’s shareholders; (ii) ensuring that the Audit, Compensation and Nominating and Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II.	Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

The members of the Committee and the chairperson shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed. The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV.	Goals and Responsibilities

The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the “Policy”) applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iv) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company’s shareholders; and (v) generally advise the Board (as a whole) on corporate governance matters.

The Committee shall also advise the Board on (i) committee member qualifications, (ii) committee member appointments and removals, (iii) committee structure and operations (including authority to delegate to subcommittees) and (iv) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

B-1

The Committee shall perform any other activities consistent with this charter, the Company’s bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V.	Performance Evaluation

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI.	Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

B-2

Appendix C

UNITED COMMUNITY BANCORP

2006 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the United Community Bancorp 2006 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of United Community Bancorp (the “Company”), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation.

(2)

Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2)

shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

(3)	Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds ( 2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(4)	Sale of Assets: The Company sells to a third party all or substantially all of its assets.

Notwithstanding anything in this Plan to the Contrary, in no event shall the reorganization of United Community Bank into the stock holding company form of organization constitute a “Change in Control” for purposes of this Plan; specifically by means of a full conversion of United Community MHC, or any successor corporation, to the stock form of ownership under applicable regulations.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means United Community Bancorp, or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

“Parent or Subsidiary” means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the United Community Bancorp 2006 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 580,630.

5.2 SHARE COUNTING.

(a)	To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b)	If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(c)	To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 414,736 and the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 165,894. The maximum number of

Shares with respect to which Options may be granted during any one calendar year under the Plan to any one Participant shall be 103,684.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One (1) year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

ARTICLE 8

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the United Community Bancorp 2006 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and United Community Bancorp or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of United Community Bancorp.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

ARTICLE 10

CHANGES IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

12.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNMENT AND OTHER REGULATIONS.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.F.R. Section 563b.500, including:

(i)	No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)	No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)	The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv)	No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date.

12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Indiana.

12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

[UNITED COMMUNITY BANCORP LOGO]

Annual Meeting of Stockholders

November 16, 2006, 9:30 a.m., Local Time

You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet.

See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF PROXY CARD,

SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.

209 West Jackson Boulevard, Suite 903

Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT

Please complete both sides of the PROXY CARD, sign, date,

detach and return in the enclosed envelope.

Detach proxy card here

The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

COMMON

Dated:

(Please sign here)

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign only one signature is required.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3.	When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be completed and submitted prior to Tuesday, November 14, 2006, at 11:59 p.m., Central Time.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If You Vote By TELEPHONE Please Do Not Return Your Proxy Card By Mail

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Visit our Internet voting Site at http://www.illinoisstocktransfer.com and follow the instructions on the screen.

3.	When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, November 14, 2006, at 11:59 p.m., Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

COMMON

REVOCABLE PROXY – UNITED COMMUNITY BANCORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED COMMUNITY BANCORP

The undersigned hereby appoints William F. Ritzmann, G. Michael Seitz and Richard C. Strzynski, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on November 16, 2006, at 9:30 a.m., local time, at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, and at any and all adjournments of the meeting, with all of the powers the undersigned would possess if personally present at such meeting, as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

William S. Gehring, Jerry W. Hacker, Anthony C. Meyer, Ralph B. Sprecher and Frank E. Weismiller, Jr.

☐ FOR	☐ VOTE WITHHELD	☐ FOR ALL EXCEPT

INSTRUCTIONS: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

________________________________________________________________________________________________________

2.	The approval of the United Community Bancorp 2006 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends that you vote “FOR” each of the nominees and the listed proposals.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be vote “FOR” the nominees and the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

(to be signed on the other side)

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear ESOP Participant:

On behalf of the Board of Directors, please find enclosed a proxy card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Annual Meeting of Stockholders of United Community Bancorp (the “Company”) on November 16, 2006. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and a United Community Bancorp Annual Report to Stockholders.

As a participant in the United Community Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your account. As of September 28, 2006, the record date for stockholders entitled to vote at the Annual Meeting, no shares of Company common stock held in the ESOP Trust had been allocated to participants’ accounts. However, for the sole purpose of providing the ESOP Trustee with voting instructions, you will be deemed to have one (1) share of common stock allocated to your ESOP account.

To direct the ESOP Trustee on how to vote the share of common stock deemed allocated to your account, please complete and sign the appropriately marked proxy card for the ESOP and return it in the accompanying postage-paid envelope. Alternatively, you may also vote via the Internet or by telephone, as directed on the proxy card. The unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of common stock deemed allocated to their accounts, subject to the ESOP Trustee’s fiduciary duties under the Employee Retirement Income Security Act of 1974.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ Elmer G. McLaughlin
Elmer G. McLaughlin Executive Vice President, Chief Operating Officer and Corporate Secretary

[UNITED COMMUNITY BANCORP LOGO]

Annual Meeting of Stockholders

November 16, 2006, 9:30 a.m., Local Time

You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet.

See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF PROXY CARD,

SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.

209 West Jackson Boulevard, Suite 903

Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT

Please complete both sides of the PROXY CARD, sign, date,

detach and return in the enclosed envelope.

Detach proxy card here

The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

ESOP

Dated:

(Please sign here)

Please sign exactly as your name appears above. The ESOP Trustee is hereby authorized to vote any shares allocated (or deemed allocated) to me in its trust capacity as indicated on the reverse side of this card.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3.	When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be completed and submitted prior to Tuesday, November 14, 2006, at 11:59 p.m., Central Time.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If You Vote By TELEPHONE Please Do Not Return Your Proxy Card By Mail

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Visit our Internet voting Site at http://www.illinoisstocktransfer.com and follow the instructions on the screen.

3.	When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, November 14, 2006, at 11:59 p.m., Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

ESOP

VOTE AUTHORIZATION FORM – UNITED COMMUNITY BANCORP

I understand that First Bankers Trust Services, Inc., the ESOP Trustee, is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock allocated (or deemed allocated) to me under the United Community Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 16, 2006.

Accordingly, you are to vote my share as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

William S. Gehring, Jerry W. Hacker, Anthony C. Meyer, Ralph B. Sprecher and Frank E. Weismiller, Jr.

☐ FOR	☐ VOTE WITHHELD	☐ FOR ALL EXCEPT

INSTRUCTIONS: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The approval of the United Community Bancorp 2006 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES AND THE LISTED PROPOSALS.

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a proxy card for the purpose of conveying your voting instructions to MG Trust Company LLC, the trustee for the United Community Bancorp Stock Fund (the “Employer Stock Fund”) in the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Stockholders of the Company on November 16, 2006. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the United Community Bancorp Annual Report to Stockholders.

As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee as to the voting of shares of Company common stock credited to your account as of September 28, 2006, the record date for the 2006 Annual Meeting of Stockholders.

To direct the voting of your shares of Company common stock held in the Employer Stock Fund, please complete and sign the appropriately marked proxy card and return it in the accompanying postage-paid envelope. Alternatively, you may vote via the Internet or by telephone, as directed on the proxy card.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ Elmer G. McLaughlin
Elmer G. McLaughlin Executive Vice President, Chief Operating Officer and Corporate Secretary

[UNITED COMMUNITY BANCORP LOGO]

Annual Meeting of Stockholders

November 16, 2006, 9:30 a.m., Local Time

You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet.

See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF PROXY CARD,

SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.

209 West Jackson Boulevard, Suite 903

Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT

Please complete both sides of the PROXY CARD, sign, date,

detach and return in the enclosed envelope.

Detach proxy card here

The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

401K

Dated:

(Please sign here)

Please sign exactly as your name appears above.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

3.	When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be completed and submitted prior to Tuesday, November 14, 2006, at 11:59 p.m., Central Time.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If You Vote By TELEPHONE Please Do Not Return Your Proxy Card By Mail

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Visit our Internet voting Site at http://www.illinoisstocktransfer.com and follow the instructions on the screen.

3.	When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, November 14, 2006, at 11:59 p.m., Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

401K

VOTE AUTHORIZATION FORM – UNITED COMMUNITY BANCORP

I understand that MG Company, LLC (the “Employer Stock Fund Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock credited to my account under the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 16, 2006.

The Employer Stock Fund Trustee is hereby authorized to vote all shares credited to me under the 401(k) Plan as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

William S. Gehring, Jerry W. Hacker, Anthony C. Meyer, Ralph B. Sprecher and Frank E. Weismiller, Jr.

☐ FOR	☐ VOTE WITHHELD	☐ FOR ALL EXCEPT

INSTRUCTIONS: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The approval of the United Community Bancorp 2006 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES AND THE LISTED PROPOSALS.